The Central Europe and Russia Fund, Inc.

345 Park Avenue
New York, NY 10154

February 13, 2004

Dear Shareholder:

        The Central Europe and Russia Fund, Inc. (the “Fund”) recently announced its intention to issue to existing shareholders transferable rights to subscribe for additional shares of the Fund’s common stock, par value $0.001. The rights offering will begin on February 24, 2004 (the “Record Date”), and will be made only by means of a prospectus, which will be mailed to shareholders of record on the Record Date at the commencement of the offering.

Terms of the Offer

1.     Primary Subscription Rights: The Fund proposes to offer to shareholders of record one transferable right for each share of common stock held on the Record Date. The rights entitle shareholders of record to subscribe for one share of common stock for every three rights held. Record Date shareholders issued fewer than three rights are entitled to subscribe for one share of common stock pursuant to the primary subscription.

2.     Over-Subscription Privilege: The over-subscription privilege permits shareholders of record on the Record Date who have exercised in full their primary subscription rights to subscribe for shares that were not otherwise subscribed for in the primary subscription, subject to certain limitations and pro rata allocation.

Subscription Price

        The subscription price per share will be 90% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the Expiration Date and the four preceding business days or (ii) the net asset value per share on the Expiration Date.

Proposed Timetable

        The Record Date for determining those shareholders eligible to participate in the rights offering will be February 24, 2004, and the Expiration Date is scheduled to be March 19, 2004 (unless extended). It is expected that subscription certificates evidencing the right to subscribe, together with a prospectus, will be mailed to shareholders of record promptly following the Record Date. Shareholders who hold their shares in bank or broker name will receive the rights materials from their bank or broker. Subscription certificates will not be mailed to the Fund’s shareholders whose record addresses are located outside of the United States. Such shareholders who are interested in exercising their rights should contact Colbent Corporation at 781-843-1833 extension 203.

Note

        The commencement of the offering will be announced through a prospectus and the public media. Shareholders should be kept apprised of any subsequent announcements. Investors should carefully consider the investment objectives, risks, and charges and expenses of the Fund. This information can be found in the Fund’s prospectus, which may be obtained by contacting Georgeson Shareholder Communications, Inc. An investor should carefully read the Fund’s prospectus before investing.

Sincerely,

Bruce A. Rosenblum
Secretary

If you have any questions regarding the rights offering, please contact the Fund’s Information Agent, Georgeson Shareholder Communications, Inc. Shareholders can call 1-800-221-4215 and all banks, brokers and financial intermediaries can call 212-440-9800.